

Einstein's Theory

42nd Edison Electric Institute
Financial Conference

J. Wayne Leonard
Chairman and Chief Executive Officer
November 6, 2007

Entergy®

Caution Regarding Forward-Looking Statements and Reg G Compliance

In this presentation, from time to time, Entergy Corporation makes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Except to the extent required by the federal securities law, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements involve a number of risks and uncertainties. There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including (a) those factors discussed in Entergy's Annual Report on Form 10-K under (i) Forward-Looking Statements, (ii) Item 1A. Risk Factors, (iii) Item 7. Management's Financial Discussion and Analysis, and (iv) Current Report on Form 8-K filed on November 5, 2007 and (b) the following transactional factors (in addition to others described elsewhere in this presentation and in subsequent securities filings): (i) risks inherent in the contemplated spin-off, joint venture and related transactions (including the level of debt incurred by SpinCo and the terms and costs related thereto), (ii) legislative and regulatory actions, and (iii) conditions of the capital markets during the periods covered by the forward-looking statements. Entergy cannot provide any assurance that the spin-off or any of the proposed transactions related thereto will be completed, nor can it give assurances as to the terms on which such transactions will be consummated. The transaction is subject to certain conditions precedent, including regulatory approvals and the final approval by the Board of Directors of Entergy.

This presentation includes the non-GAAP measures of operational earnings per share and earnings before interest, income taxes, depreciation and amortization when describing Entergy's results of operations and financial performance. We have prepared reconciliations of these measures to the most directly comparable GAAP measures. These reconciliations can be found on slide 49. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com.

Albert Brooks' Theory

Overcoming Fears

Defender

For example, I use 50% of my brain. Do you know how much you use?

Brooks

No.

Defender

Don't feel bad. Everyone on earth uses 3%, that's why they're there. (Chuckles)

You see, when you use only 3% of your brain, fear is pretty much all you think about. Now, the Universe wants you to move on, they want you to become smart, but they like to see you deal with that fear first. Fear is terrible. It's like a giant fog.

It invades the soul. True happiness, real joy, real feeling of any kind can't move through this fog.

Defending Your Life



Albert Brooks' Theory

Overcoming Fears

<u>Brooks</u>

When Nancy and I were married, we had dreams and plans, and I guess in the pursuit of those things, we kind of lost each other. Tomorrow morning, when we leave here, we have no destination. Our only goal is to find out who we really are and what it is that's really out there.

We're going to be adventurers in the classic sense of the word.

Lost In America



To Review – Why Consider?



Long-Term Commodity Hedge
Leverage - Sale/Leaseback
Leverage - Plant Level
Leverage - NRC Structure
"Stay Together"
JV
We Are Here
Status Quo
"Separate Ownership"
Spin-Off
IPO
Spin-Off
Sponsor
Sell

As presented 9/6/07

To Review – Why Consider?
Entergy Has Two Principal Lines of Business

Principal Lines of Business



Utility

- 5 electric utilities (5 regulators)
- 4 contiguous states – Arkansas, Louisiana, Mississippi, Texas
- 22,000 MW of generating capacity
- 15,000 miles of transmission lines

Entergy Nuclear

Operations/Services Business

- ▲ 6 non-utility units at 5 sites (4,998 MW)
- △ 1 plant managed (800 MW)
- Decommissioning and license renewal

Commodity Marketing for Owned Assets

As presented 9/6/07

To Review – Why Consider?
Different Businesses Call for Distinct Skill Sets

UTILITY OPERATIONAL SKILLS



- ✓ Accomplished in safe work practices
- ✓ Tested skills in extreme weather conditions
- ✓ Diverse generation resource capabilities

NUCLEAR OPERATIONAL SKILLS



- ✓ Track record in safe and secure operations
- ✓ Deep knowledge of PWR and BWR technology
- ✓ Expertise in regulated and competitive environments

NUCLEAR COMMODITY MARKETING



- ✓ Technical knowledge of commodity markets
- ✓ Defined hedging strategy and risk management
- ✓ CO_2 advantaged, baseload resources

As presented 9/6/07

To Review – Why Consider? Efficient Management of Financial Risk

Entergy's Business Model

Operational Excellence | Portfolio Management

	Enhance the Value of What You Have	Grow the Business	Efficient Risk Management
Utility	Implement constructive regulatory strategies	Acquire generation through Supply Plan Build new solid fuel plants	Maintain financial flexibility Regulatory compact determines need for solid investment grade credit
Nuclear	Sell output under comprehensive hedging plan	Acquire assets Execute contracts	Efficient financing Market determines structure and optimal credit
Entergy	Execute overall business strategy	Execute other capital deployment/divestiture opportunities	Support subsidiary credit Allocate capital at risk Return capital to owners

As presented 9/6/07

To Review – Why Consider?
Commodity Exposure Affects Businesses Differently

Nuclear		Utility
Market	**Risk**	Prudence
Long Gas	**Natural Position**	Short Gas
Execute POV	**Objective**	Hedger
?????	**Able to Execute without Credit Implications**	Yes

To Review – Options
What to Consider

What	How
"Stay Together" Financing	✓Entergy Corporation ✓Entergy Nuclear Finance Holding ✓Plant Level
Ring Fence Risk	✓Entergy Nuclear Finance Holding
Reduce Commodity Risk/ Financing (Business Risk = Same)	✓Entergy Nuclear Finance Holding ✓Long-term Commodity Hedge
Expand Strategy	✓Entergy Nuclear Finance Holding ✓Joint Venture
"Separate Ownership"	
New Holders?	✓IPO ✓Private Sponsor
Same Holders – Different Preferences	✓Split-Off
Same Holders – Two Pieces of Paper	✓Spin-Off

As presented 9/6/07

Directional Decision – The Status Quo?

Brooks

You know this road?

Wife

What road?

Brooks

The road to nowhere. You know the road.

The Nowhere Road.

It's the carrot on a stick and the watch when you're 70.

But no one told me it was a cul-de-sac!

We've been on the wrong road.

Lost in America


THIS WAY
DEAD END

Spin-Off With NRC Structure *Could Be* the Answer

We Believe It Is

Spin-Off Opportunities

Potential Future Structure – NRC Filing*

"Separate Ownership"

If you believe:

- ✓ New entity can better optimize capital and hedging decisions
- ✓ Improved value for non-utility nuclear business
- ✓ Most owners like both businesses; value options
- ✓ Cash proceeds not major transaction driver
- ✓ Public market enthusiasm minimizes post-spin "churn"
- ✓ Nuclear expertise should be maintained at ETR

Other Options:

- ✓ Spin-off different businesses

Dividend NewCo Shares to Owners

- NRC Nuclear Structure
  - Entergy Nuclear Finance Holding
    - Palisades
    - FitzPatrick
    - Indian Point 2
    - Indian Point 3
    - Vermont Yankee
    - Pilgrim
    - Power Marketing

Entergy Corporation

- Entergy Nuclear Operations, Inc. (Services)
- Regulated Utility and Other Subsidiaries

Then:

- ✓ Form Nuclear Finance Holding
- ✓ Spin off business via dividend of NewCo shares to existing ETR owners
- ✓ Leverage also a possibility
- ✓ Allocate proceeds from leverage to businesses using disciplined capital allocation principles

*Simplified version of potential future structure – NRC filing

As presented 9/6/07

Directional Decision – It Seems Obvious…

Structure Comparisons

	Status Quo	Financing Only	Sale	Split-Off	Spin-Off
Valuation	○	◔	○	◑	●
Optimal Capital Structure	○	◑	◕	●	●
Efficiency	○	◔	○	◑	●
Option Value	○	○	○	◑	●
Stakeholders	○	◔	○	◔	●

● Most Incremental Benefits ○ Least Incremental Benefits

…Based Upon What We Believe



Alternatives:
Status Quo
Lever
Commodity Hedge
Split Apart
Low Price
POV - Commodity Prices
High Price
Dividend
Investor Preferences
Growth
Stay Together
Business Model
Pure Play
Higher
Cost of Capital
Lower
Possible
Ring Fence
Not Possible w/out
Longer-term
Other Investment Opportunities
Near-term

How It Will Be Accomplished – The Transaction Flow

Transaction Overview; $B

Illustrative


6
Spin-Off
Stock
Entergy
Shareholders
2
Stock
Debt
Securities
Cash
Nuclear Sub,
Assets, Debt
Entergy
SpinCo
Newly Created
Debt
Securities
Debt
Securities
SpinCo
New Bond
Investors
5
Cash
4
Parent
Debt
Investment
Bank
Note
1
Cash
Bank/Bond
Market
Cash
3
Parent
Debt
Entergy
Creditors
Entergy
Cash 1.0
Debt 3.0
SpinCo
Debt 4.5
Working Cash
0.5

*Amount subject to market terms and conditions

How It Will Be Accomplished – The Transaction Steps

Transaction Steps

Illustrative

1. SpinCo receives cash for a note and uses cash to repay intercompany debt previously incurred by the non-utility nuclear business
2. Entergy contributes its non-utility nuclear assets (stock of subsidiaries and/or assets) to SpinCo in exchange for:
   - All of SpinCo's common stock
   - SpinCo's debt securities
3. Investment bank purchases Entergy debt securities for its own account
4. Entergy enters into a debt-for-debt swap with an investment banker, acting as principal, not Entergy's agent
5. Investment bank sells SpinCo debt securities for its own account
6. Entergy spins off all the SpinCo common stock by making a pro-rata dividend distribution of such stock to its shareholders

How It Will Be Structured – Who Owns, Who Operates


Illustrative
SpinCo
Joint Venture
Entergy
50%
Owners
50%
100% Owner
Fleet Operator CEO
100% Owner
Operated By
CNO
Utility, Other Subs
FitzPatrick
Indian Point 2 & 3
Palisades
Pilgrim
Vermont Yankee
Power Marketing
FitzPatrick
Indian Point 2 & 3
Palisades
Pilgrim
Vermont Yankee
Cooper Contract
Decommissioning
Relicensing
New Opportunities
EOI Operates:
ANO I & 2
Grand Gulf
River Bend
Waterford 3

How It Will Be Structured – And Who Does What



Illustrative
SpinCo
Joint Venture
Entergy
50%
Owners
50%
Board (tentative)
Donald C. Hintz
Richard J. Smith
John R. McGaha
J. Wayne Leonard
Leo P. Denault
Mark T. Savoff
Donald C. Hintz, Chairman
J. Wayne Leonard, Chairman & CEO
100% Owner
100% Owner
Fleet Operator
Operated By
Utility, Other Subs
Richard J. Smith, CEO
John R. McGaha, COO
Michael R. Kansler, CEO, CNO
John T. Herron, COO
Mark T. Savoff, EVP, COO
Michael R. Kansler CNO

When It Should Be Done – The Timeline

Projected Spin-Off Timeline

Illustrative



Sep 07
Jan 08
Apr
Jul
Oct
Jan 09
Internal Approvals
Directional Decision
Board Approval
Conclude Strategic Review
Final Recommendation
Sign Agreements
Reports/ Accounting
Accounting Analysis
07 Financials Filing
Pro formas 8-K Filing
Audit Nuclear Business
07 Audit
10-K Filing
10-Q Filing
10-Q Filing
Form 10 (registration statement)
Initial Form 10 Filing
SEC Review and Comments
Form 10 Effective
Form 10 Amendments
Regulatory/ Consents
NRC App.
Supplement NRC App.
Draft NYSE App.
NYSE Listing Effective
Legal Review
Other Filings
Approvals/Consents Rec'd
Financing/ Rating Agencies
Draft Key Agreements
Debt Offering
Indicative Rating Process
Official Ratings
Day One Readiness
EEI Conference
Day-One Readiness Preparation
Spin-off Completion
Director/Officer Search
New Board Elected

What Needs to Be Done – The Checklist

Preparation

☐ *IRS Tax Filing (optional) – TBD*
- Ruling confirms tax free status of spin-off
- Timing to complete request/obtain ruling is ~3 – 6 months

☐ *Form 10 Filing – Dec 07 thru Sep 08*
- 34 Securities Act registration statement
- SEC reviews/provides comments before declaring effective

☐ *Due Diligence – Continues Throughout*
- Advisor due diligence for Form 10 and to support any opinions/letters to be issued
  - Business due diligence: management presentations, financials – both historical and projected
  - Legal due diligence

☐ *Roadshow Preparation – Summer 08*
- Parent/advisors jointly develop marketing presentations

☐ *Form 8-K Filing – Sep 08*
- Filed upon signing separation agreement in spin-off transaction
- Spin-off completion requires parent 8-K filing

Distribution

Illustrative

☐ *Listing Application – Mar 08*
- Prepared concurrent with disclosure documents
- Ticker symbol should be reserved at time of filing

☐ *Roadshow – Aug/Sep 08*
- Communication with current shareholders and potential investors to market SpinCo as a separate business

☐ *Splitting Subsidiary Stock – Sep 08*
- Parent board estimates expected subsidiary market capitalization
- Desired trading range determines shares outstanding and hence required split

☐ *Setting Distribution Ratio – Sep 08*
- Determined once outstanding shares set
  - Cash could be paid for fractional shares

☐ *Declaring the Dividend – Sep 08*
- Board may declare spin-off dividend when ready to mail information statement to shareholders
- Record and distribution date should also be set and announced

It Matters –
The Nest Egg Principle

Brooks (to wife)
If you would have understood the nest egg principle as we will now call it, in the first of many lectures you will have to get…

The egg is a protector like a God and we sit under the nest egg and we are protected by it.

It rains, the rain falls on it and over to the side.

Without is…no protection…wet! It's over!

Lost in America



Why You're Better Off – The Benefits

SpinCo 50% — Owners — 50% Entergy

Joint Venture

Company Benefits	Nuclear Asset Business	Nuclear Operations Business	Utility Business
Valuation	Open EBITDA; Pure-play (one of a kind) multiple	No investment; Profit from value added	Productive investment; Rate of Return
Optimal Capital Structure	Cost of capital reduced; High yield/ manage risk	To be determined	Business position improves
Efficiency	Pure-play emission free nuclear generating company	Pure-play premier nuclear operations venture	Pure-play cost of service regulated electric and gas utility
Option Value	Choice over status quo; Nuclear-only ownership or both (status quo)	Comes with nuclear and/or utility ownership	Choice over status quo; Utility-only ownership or both (status quo)
Stakeholders	Owners, Customers, Employees, Community	Owners, Customers, Employees, Community	Owners, Customers, Employees, Community

Why You're Better Off – Valuation

Entergy's Equity Value *Illustrative*



You Know It Exists
Gap
@ Current Market Prices
Utility @ Market Multiples
Nuclear Implied Value
Nuclear @ Market Multiples

Why You're Better Off – Entergy Value Proposition

Unique, Productive Utility Investment Opportunity

Portfolio Transformation

✓ Replace fuel cost with baseload investment (~$5 – 10B opportunity over next 5 – 10 years)

Perryville *Attala*



Calcasieu *Ouachita*



Gas-Fired Capacity

- Acquire or contract some of the 15 GW of merchant capacity built in past six years

Repowered Little Gypsy



Coal and/or Pet-Coke Capacity

- Repower existing units, e.g., Little Gypsy project
- Acquire, build or contract with new or existing PC or CFB units

Grand Gulf *River Bend*



Nuclear Capacity

- COLs create option for new units at Grand Gulf and River Bend sites

Transmission

✓ Economic upgrades to access low cost fuel; (~$1 – 2B opportunity over next 5 – 10 years)



Customer Growth

✓ Ongoing service territory growth



Value Added Investments

The Aspiration –
EPS Growth and "Real" Decrease in Customer Rates

Past 9 Years — Entergy — *Illustrative*

Base Rates

Actual Residential Base Rates
(nominal flat, real decrease)

Inflation

Rates

Operational EPS – Utility/Parent/Other

98
2.02*

+5% per year

07 Guidance
3.05*

Next 5 Years

Base Rates

Aspiration
"Real" decrease in customer rates

Projected Inflation

Base Rate Path

Operational EPS – Entergy

+6-8% per year

EPS Growth Aspiration

*As-Reported Utility & Parent EPS equals $1.62 in 98 and $3.05 for Utility, Parent & Other in 07 Guidance

Why You're Better Off – SpinCo Value Proposition

Value of Divergent Valuation Methodologies for Utilities and Merchants

Open EBITDA; $B



3.0
2.0
1.0
0.0
07E
12E

X Multiple; Non-Comps (7 – 12x)

Calpine	12.1
Dynegy	9.4
Mirant	8.1
NRG	7.8

= **Value of the Firm***

Pricing Drivers ***Illustrative***

- Gas prices ↕
- Capacity markets ↑
- Gas basis ↕
- RGGI ↑
- Heat rates ↕
- U.S. carbon legislation ↑

Multiple Drivers

- ✓ Clean nuclear
- ✓ Asymmetric risk (upside > downside)
- ✓ Value (carbon play)
- ✓ Scarcity

*Net of any adjustments such as for below market PPAs

If You Believe…Combination of Drivers Could Lead to $2B EBITDA…

SpinCo EBITDA Drivers
Current vs. Long-term Opportunity; $B

Illustrative


Today's Market Prices
Bullish POV (Entergy)
Gas Prices
2012E Assumptions
~31 TWh open @$75
~4 GW open
@ $3.8/kW-mo.
0.8
0.6
Higher sales prices; Higher costs
Up to 0.4
Heat Rate Expansion +0-1,500 Btu/KWh
Up to 0.6
CO_2 Prices +$0-30/ton
Up to 0.2
Capacity Prices +$0-4/ kW-mo.
2.6
Up to 0.4
+$0-1.50/ MMBtu
Down to -0.4
-$0-1.50/ MMBtu
Aspiration
07E
2012 Opportunity

…And an Attractive Multiple Relative to Others

SpinCo Comparison to Merchant "Peers"



Concentration
5
4
3
2
1
0
Base Load
Size
Credit
CO_2
Commodity Position
Concentration
5
4
3
2
1
0
Base Load
Size
Credit
CO_2
Commodity Position
SpinCo
NRG
Calpine

Optimal Capital Structure

Why You're Better Off at Entergy – Ring Fence Nuclear

Entergy Dividend Payout/Leverage Ratio
%

Illustrative



100
50
0
Dividend Payout
50
100
Leverage
After
Before (9/30/07):
Dividend Payout ~54%*
Gross Debt/Cap ~57%

Greater opportunity to return cash to owners

Entergy

- ✓ Business position upgrade
- ✓ Commodity risk aligned with business
- ✓ Event risk reduced

*$3.00 annualized dividend divided by $5.55/sh 07 Guidance Midpoint

Optimal Capital Structure

Why You're Better Off at SpinCo – Cost of Capital Is Reduced

SpinCo Weighted Average Cost of Capital

Illustrative


Headroom exists for lowering cost further
Cost of Capital
BBB?
BB?
0
2-3
4-5
Debt; $B

Why You're Better Off – Efficiency

The Benefits

- ✓ Opportunity to optimize the capital structures of both companies and reinforce capital discipline
- ✓ Align commodity risks with each business
- ✓ Management focus on unique initiatives for each company going forward
  - Greater flexibility when developing and implementing a hedging strategy
  - Execution of customer-focused strategy to meet obligation to serve in coming years in most effective manner for all stakeholders
- ✓ Tax-free transaction
- ✓ Greater flexibility to participate in M&A (buyer and seller)

Why You're Better Off – Option Value

Value of Two Stocks > One? (X^2 not 2x)

- ✓ Provide option value of having two stocks instead of one
  - Investors can diversify the unique commodity and market risks of each business
  - Liquid "stop loss" option not available to shareholders or the company today
  - Investors can hold both stocks if they prefer the status quo
  - Value of volatility in two sector-specific stocks exceeds consolidated entity today
- ✓ Realize scarcity value for baseload generation/pure nuclear/CO_2 stocks
  - Stock – one of a kind
  - Assets – fill out portfolio
- ✓ Opportunity to participate in merger/acquisition activity (buyer and seller)

Why You're Better Off – Stakeholders

Owners – Value/Options



Customers – Unique Initiatives


Government
Residential
Industrial
Commercial

Employees – Opportunities



Community – Jobs



Could It Change?

For Example ***Illustrative***

Timeline?

Sep 07	Jan 08	Apr	Jul	Oct	Jan 09	

Capital Markets Collapse → Delay

Structural Change?

e.g., Cash up front ≥ risk-adjusted POV?

- Transact with sponsor?
- Execute separate joint venture?
- IPO?

Then Spin?

Who Would Have Thought?

SpinCo

Brooks

We talked about finding ourselves, but we laughed it off because we had no money.

Now, we can do it in comfort

We've got our nest egg.

This is a dream come true.

Lost in America



The Financial Goal: Returning Capital to Owners

Financial Aspirations – Entergy

Wife

Well, our dream is still the same. We just don't have any money.

Anyway, I think we should stop saying we don't have any money. We do have some.

I'm just excited. I think this is a blessing.

(And it did end happily ever after)

Lost In America



The Transaction – Financial Aspirations (07 – 12 Opportunity)

Top-Quartile
Total Shareholder Return

Earnings Profile	
SpinCo	$2B EBITDA (existing portfolio)
Entergy	6 – 8% EPS growth/yr

Owners' Distribution Profile	
SpinCo	$0.5 – 1B annual repurchase capacity
Entergy	70 – 75% div payout $2.5B repurchase capacity after spin-off

Credit Quality and Flexibility

Credit Profile	
SpinCo	Strong merchant credit (relative to others)
Entergy	Investment grade Bus. position upgrade

Brooks *That was very exciting stuff. It was like watching a Mutual of Omaha commercial.*
Meryl Streep (another defendant) *You're just jealous.*
Brooks *More than you'll ever know.*


SpinCo
Joint Venture
Entergy
50%
Owners
50%
Fleet Operator CEO
100% Owner
100% Owner
Operated By
Utility, Other Subs
The only pure-play Nuclear GenCo proposition meeting environmental/ energy needs; Long-green: carbon credits, capacity, energy, natural gas, cash
A premier nuclear operator business proposition
A unique growth proposition, meeting customer needs with cash from investment grade operation and 3rd party financing/ ownership

Unsure?
Unconvinced?

Ask Yourself

3

Questions



1) What's the Worst That Can Happen Compared to the Status Quo?

Wife

Columbus must have really been scared, huh? That took a lot of guts, didn't it? What if the world was flat? They really didn't know anything.

Brooks

Well, I think he covered himself.

Wife

How?

Brooks

Oh, let's say there was the Pinta, the Niña and the Santa Maria. I'd bet everything I have that Columbus was in the Santa Maria. If the world was flat, I think he'd watch the Pinta and Niña go over the edge.

Then he'd tell the Santa Maria to turn around.

Lost in America





And the Board Considered That
(Many Times Over)

Issues?

- ✓ Concentrated portfolio increases financial risk from an outage or other negative operational event
  - Numerous statistical tools used to evaluate likelihood of such event and impact of plant failure calculated
  - Plant material condition assessments
- ✓ Growth prospects appear to be reliant on commodity price increases given difficulty building/buying new nuclear plants
  - Not "one" commodity – diversified
  - Flexibility to include other types of generation in portfolio longer-term and to consider refined hedging strategy
- ✓ Public company management team
  - Experienced leaders in POV commodity management appointed to key roles
- ✓ Leverage at SpinCo
  - Initial range of potential leverage does not "push the envelope"

2) Have You Ever Made Real Money Following the Herd?

Prosecutor

Your Honors, today I would like to begin with an episode in the 24th year of life. Mr. Miller had dinner with his friend in which he was given information that comes along once every five, six lifetimes.

Later

Prosecutor

We're looking at a judgment you made. Nobody dragged you out of your home and said, "You have to invest $10,000 and make money." You wanted to do it, you sought the investment. You looked it over and made a choice. We're just looking at that choice. Do you remember what you finally did invest in, Mr. Miller?

Brooks

Cattle.

Defending Your Life

Prosecutor

Just for the record, your original investment in Casio for $10,000 would be worth $36 million today. Do you remember what happened to the cattle?

Brooks

I never got a straight answer. All I know is their teeth fell out.



9 Years of "Being Different"

Frank (another defendant)
How'd you make your living?

Brooks
Advertising. How about you?

Frank
Adult Books.

Brooks
Selling them?

Frank (sarcastically)
No, reading them...

ok, it wasn't that "different"

Defending Your Life



Total Shareholder Return
10/30/98* – 10/29/07; %
9 Years
500
400
300
200
100
0
-100
ETR
UTY Median
NASDAQ
S&P
Source: Bloomberg
* New CEO named; Board turns company back over to management

9 Years of Making a Difference

Shareholders

#1 TSR – 459%

Customers

Holding the line on base rate increases

YTD Avg Residential Base Rate; $/KWh

Sep 98	Sep 07
0.0492	0.0498

The Entergy Story

Employee Safety

Safety above all else

Lost workday incident rate:
98 LWDIR = 1.08 vs 0.21 Sep 07

~80%

Environmental (Voluntary)

Entergy's CO_2 Emissions
90-05 and 06E-10E; million tons



60
50
40
30
20
10
0
89 91 93 95 97 99 01 03 05 06E-10E
1st Commitment: Stabilize at 2000 Levels
Actual
Actual: 23% Below
2005 Results: 6% Below 1990 Levels
2nd Commitment: 20% Below 2000 Level for 2006E-2010E

3) Who Do You Trust More Than Yourself?

Brooks

I was a key executive with a major advertising agency. I was the idea man. I'm not speaking like any slob that walks in off the street.

I think as the boldest experiment in advertising history, you give us back the money we lost.

Casino Manager

(And Then He Stopped Laughing)

I beg your pardon?

Lost in America



GAMBLE
RISK FREE
TONY

Your Company
Your Board/Management
Your Choice

Comedian

Well, there's a nice-looking young man over there. Hi, how'd ya die?

Brooks (in audience)

On stage, like you!

Defending Your Life





Einstein's Theory

42nd Edison Electric Institute
Financial Conference

J. Wayne Leonard
Chairman and Chief Executive Officer

Entergy.

Appendix

Entergy®

Reg G Reconciliations

Table 1: Earnings - Reconciliation of GAAP to Non-GAAP Measures 1998 Actual ($ per share)		1998 Actual
Utility and Parent As-Reported Earnings	(a)	1.62
Less Special Items		
Regulatory Reserves		(0.25)
Texas Regulatory & Reserve Adjustments		(0.15)
Total Special Items	(b)	(0.40)
Utility and Parent Operational Earnings	(a)-(b)	2.02

Table 2: EBITDA - Reconciliation of GAAP to Non-GAAP Measures
Earnings before interest, income taxes, depreciation and amortization: Operating income plus depreciation and amortization, plus other regulatory charges (credits) - net